Other payable	12 Months Ended
Dec. 31, 2025
Other payable
Other payable

25. Other payable

	As of December 31,
	2024	2025
	RMB’000	RMB’000

Accrued expenses	5,913	5,817
Amount due to former VIE	16,047	15,374
Amount due to director	387	355
Other taxes payable	433	878
Total	22,780	22,424

Amount due to former VIE represents the amount due to Chutian which the Company disposed in June 2024. The balance was interest free and no fixed repayment schedule in accordance with the disposal agreement. The repayment plan shall be determined through friendly negotiation between both parties.

Amount due to director the expenses paid on behalf by the director for the company. The amount is interest free, unsecured and repayment on demand.

Other taxes payable include value-added taxes, urban construction and maintenance taxes, educational surcharge tax, local education surcharge tax, ect.